SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                           THE SECURITIES ACT OF 1934



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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 5, 2001


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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

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
DELAWARE                                    33-60032                            62-1518973
(State of Incorporation)                    (Commission File Number)   (I.R.S. Employer Identification No.)

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                  1001 Tillman Street, Memphis, Tennessee 38112

                    (Address of principal executive offices)

           Registrant's telephone, including area code (901) 320-8100

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ITEM 5.  OTHER EVENTS

         On January 5, 2001, the Registrant issued the following press release announcing its scheduled conference call regarding its operating results for the second quarter of fiscal year 2001 ended December 31, 2000.

                                 CONFERENCE CALL

                                       for

                            BUCKEYE TECHNOLOGIES INC.

                             Second Quarter Results

                     We have scheduled a conference call for

                           Wednesday, January 17, 2001

                                9:30 a.m. Central

                Management participating on the call will include

                    Robert E. Cannon, Chief Executive Officer
              David B. Ferraro, President & Chief Operating Officer
         Henry P. Doggrell, Senior Vice President, Business Development
      Gayle L. Powelson, Senior Vice President and Chief Financial Officer
                   Gordon B. Mitchell, Senior Manager, Finance
              Sondra A. Dowdell, Manager, Corporate Communications

All interested parties are invited to listen to the audio conference call live or tape delayed via the website www.streetfusion.com or via the Company's website homepage at www.bkitech.com. The replay will be archived on these websites through January 24.

In addition, persons interested in listening by telephone may dial in at (888) 913-9965 within the United States. International callers should dial (212) 547-0138. Please reference passcode BKI when connecting to the event. Participants should call no later than 9:15 a.m. CDT.

A press  release will be issued via  Business  Wire early the morning of January
17. If you do not receive a copy of this release, please contact Sondra Dowdell at (901) 320-8244.

A replay of the  conference  call will be available by dialing (800) 774-9244 or
(402) 220-0376 until 5:00 p.m. CDT, January 24, 2001. Please type passcode BUCKEYE (2825393) when connecting to the replay.

We look forward to your participation.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                               BUCKEYE TECHNOLOGIES INC.


                                /S/ GAYLE L. POWELSON
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                               Gayle L. Powelson
                               Senior Vice President and Chief Financial Officer January 8, 2001